 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2013

Bassline Productions, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices) (Zip Code)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(714) 907-1241
(Registrant’s telephone number, including area code)

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Copies to:

Harold P.Gewerter, Esq.

Harold P. Gewerter, Esq. Ltd.

5536 S. Ft. Apache #102

Las Vegas, NV 89148

(702) 382-1714

harold@gewerterlaw.com

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 30, 2013, the Board of Directors of Bassline Productions, Inc. (the “Company”) agreed to, and authorized the cancellation of 38,134,399 shares of the Company’s common stock, of which 33,369,399 of the cancelled shares being owned by management or parties affiliated therewith Shares outstanding after the cancellation of the shares will be approximately 36,880,601.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2013

Bassline Productions, Inc.

By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer